UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07. Submission of Matters to a Vote of Security Holders.
The following is a description of each proposal that stockholders voted on at the 2025 Annual Meeting of Stockholders of Etsy,
Inc. (“Etsy”) held on June 17, 2025, as well as the number of votes cast.

Proposal 1 - Election of Directors
Each of the Class I director nominees to the Board of Directors was elected to serve until Etsy's 2028 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until he or she resigns, dies, or is removed from the Board of Directors.

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
C. Andrew Ballard	54,122,356	16,623,174	194,961	16,362,203
Margaret M. Smyth	51,311,652	19,436,618	192,221	16,362,203
Marc Steinberg	55,066,609	15,676,542	197,340	16,362,203

Proposal 2 - Advisory Vote on Named Executive Officer Compensation
Stockholders approved, on an advisory basis, the compensation of Etsy's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,001,417	8,652,096	286,978	16,362,203

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Etsy’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
86,531,128	492,185	279,381

Proposal 4 - Vote to Approve an Amendment to Etsy's Certificate of Incorporation

Stockholders approved an amendment to Etsy's certificate of incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,531,741	206,927	201,823	16,362,203
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: June 18, 2025
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